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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported): May 3, 2004



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                         001-15603                      22-2906892
(State of Incorporation)         (Commission File Number)              (IRS Employer
                                                                    Identification No.)


        2950 North Loop West, 7th Floor
                Houston, Texas                                 77092
   (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's Telephone Number, Including Area Code: (713) 683-9292



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated May 3, 2004


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On May 3, 2004, NATCO Group Inc. issued a press release announcing its operating results for the first quarter of 2004.
         This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

                  In accordance with Regulation G, we have presented within this press release certain non-GAAP financial measures that are clearly identified and reconciled to the most directly comparable financial measure in tabular form, and have provided a statement from our management disclosing the purpose of using these non-GAAP financial measures.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 5, 2004

                                                   NATCO Group Inc.



                                           By: /s/ RICHARD W. FITZGERALD
                                               ---------------------------------
                                               Richard W. FitzGerald
                                               Senior Vice President and
                                               Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
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
 99.1           Press Release, dated May 3, 2004